EXHIBIT 10.1
FIRST AMENDMENT TO CREDIT AGREEMENT
AND SECURITY AGREEMENT
AND
LIMITED WAIVER
     THIS FIRST AMENDMENT TO CREDIT AGREEMENT AND SECURITY AGREEMENT AND LIMITED WAIVER dated as of March  2,  2007 (this “Amendment”) by and among CRAWFORD & COMPANY, a Georgia corporation (“Crawford”), and CRAWFORD & COMPANY INTERNATIONAL, INC., a Georgia corporation (“International”; International and Crawford are collectively referred to herein as the “Borrowers”, and each individually as a “Borrower”), the LENDERS party hereto (the “Lenders”) and SUNTRUST BANK (“SunTrust”), as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).
     WHEREAS, the Borrowers, the Lenders and Administrative Agent are parties to that certain Credit Agreement dated as of October 31, 2006 (the “Credit Agreement”);
     WHEREAS, the Borrowers and the Subsidiary Loan Parties (as defined in the Credit Agreement) are parties to that certain Security Agreement dated as of October 31, 2006 in favor of the Administrative Agent (the “Security Agreement”);
     WHEREAS, the Borrowers, the Lenders party hereto and the Administrative Agent desire to amend certain provisions of the Credit Agreement and the Security Agreement on the terms and conditions contained herein;
     WHEREAS, the Borrowers have informed the Administrative Agent and the Lenders that they have experienced delays with respect to certain post-closing deliveries required under the Credit Agreement and that they have made certain intercompany transfers to and among foreign subsidiaries prior to the date hereof;
     WHEREAS, the Borrowers have further informed the Administrative Agent and the Lenders that (a) due to such delays they cannot satisfy their obligations under subsections (a), (b) and (h)(iii) of Section 5.17 of the Credit Agreement within the time periods set forth therein (prior to giving effect to the amendments set forth herein) and (b) due to such intercompany transfers they cannot comply with Sections 7.1 and 7.4 of the Credit Agreement (the “Specified Defaults”); and
     WHEREAS, the Borrowers have requested that the Administrative Agent and the Lenders waive the Specified Defaults, and the effects thereof, under the Credit Agreement and amend the Credit Agreement with respect to the Specified Defaults set forth herein.
     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

     Section 1. Amendments to Credit Agreement. Subject to satisfaction of the conditions contained in Section 4 below, the parties hereto agree that the Credit Agreement is modified as follows:
     (a) Section 5.1(c) of the Credit Agreement is amended by inserting the phrase “substantially in the form of Exhibit H attached hereto” after the words “Responsible Officer” in the second line of such Section.
     (b) Section 5.17(a) of the Credit Agreement is amended by deleting the number “90” and substituting in its place the number “150”.
     (c) Section 5.17(b) of the Credit Agreement is amended by deleting the number “90” in the first line and in the second to last line of such Section and, in each place, substituting the number “150”.
     (d) Section 5.17(h)(iii) of the Credit Agreement is amended by deleting the number “45” and substituting in its place the number “135”.
     (e) Section 6.3(C) of the Credit Agreement is amended by deleting “June 30, 2006” and substituting in its place the date “September 30, 2006”.
     (f) Section 7.1 of the Credit Agreement is amended by deleting clause (b) and substituting the following in its place:
     “(b) Indebtedness existing and outstanding on the Closing Date set forth on Schedule 7.1 and borrowings, reborrowings and refinancings of such amounts up to the “Available” amounts set forth on such Schedule 7.1; provided, that, International may not make any payment with respect to the keep well letters provided for Crawford (China) Limited and Crawford & Company (Australia) Pty. Ltd and set forth on Schedule 7.1 except as permitted pursuant to Section 7.4(d), and the final paragraph of Section 7.4;”
     (g) Section 7.1 of the Credit Agreement is further amended by re-numbering clause (i) as clause (k) and adding the following new clauses (i) and (j) in the appropriate alphabetical order:
     “(i) Indebtedness of any Loan Party to the extent permitted under Section 7.4(c);
     (j) Indebtedness owed by a Foreign Subsidiary to another Foreign Subsidiary; and”
     (h) Section 7.1 of the Credit Agreement is further amended by adding the following to the end of such Section:

“Notwithstanding anything in this Section 7.1 to the contrary, so long as no Default or Event of Default has occurred and is continuing, the Borrowers may loan the proceeds of Revolving Loans to any one or more of the Consolidated Subsidiaries (other than a Dormant Company); provided that the aggregate principal amount of such intercompany loans outstanding at any one time shall not exceed the aggregate outstanding Revolving Loans of all Lenders at such time.”
     (i) Section 7.4 of the Credit Agreement is further amended by deleting clause (h) and substituting the following in its place:
     “(h) Investments existing on the Closing Date and set forth on Schedule 7.4; provided, that, with respect to any Investment set forth on Schedule 7.4 consisting of Indebtedness owing by a Subsidiary that is not a Subsidiary Loan Party to any Consolidated Party, such Indebtedness, upon repayment, may not be reborrowed; provided further, that, International may not make any payments with respect to its keep well investments in Crawford (China) Limited and Crawford & Company (Australia) Pty. Ltd set forth on Schedule 7.4 except as permitted pursuant to Section 7.4(d), and the final paragraph of this Section 7.4 ”
     (j) Section 7.4 of the Credit Agreement is further amended by re-numbering clause (j) as clause (k) and adding the following new clause (j) in the appropriate alphabetical order:
     “(j) Investments made by a Foreign Subsidiary in another Foreign Subsidiary; and”
     (k) Section 7.4 of the Credit Agreement is further amended by adding the following to the end of such Section:
“Notwithstanding anything else in this Section 7.4 to the contrary, so long as no Default or Event of Default has occurred and is continuing, the Borrowers may loan the proceeds of Revolving Loans to any one or more of the Consolidated Subsidiaries (other than a Dormant Company); provided that the aggregate principal amount of such intercompany loans outstanding at any one time shall not exceed the aggregate outstanding Revolving Loans of all Lenders at such time.”
     (l) Schedule 4.14 of the Credit Agreement is hereby deleted and replaced with Schedule 4.14 attached hereto.
     (m) Schedule 7.1 of the Credit Agreement is hereby deleted and replaced with Schedule 7.1 attached hereto.
     (n) Schedule 7.4 of the Credit Agreement is hereby deleted and replaced with Schedule 7.4 attached hereto.

     (o) The form of compliance certificate attached hereto shall be attached to the Credit Agreement as Exhibit H.
     Section 2. Amendments to Security Agreement. Subject to satisfaction of the conditions contained in Section 4 below, the parties hereto agree that the Security Agreement is modified by deleting Schedule IV and replacing it with Schedule IV attached hereto.
     Section 3. Waiver. At the request of the Borrowers, but subject to the satisfaction of the conditions precedent set forth in Section 4 below, the Administrative Agent and the Lenders hereby waive the Defaults and Events of Default arising solely by virtue of the Specified Defaults occurring prior to the date hereof. The Borrower acknowledges and agrees that the waiver contained in the foregoing sentence shall not waive (or be deemed to be or constitute a waiver of) any other covenant, term or provision in the Credit Agreement or hinder, restrict or otherwise modify the rights and remedies of the Administrative Agent and the Lenders following the occurrence of any other present or future Default or Event of Default (whether or not related to the Specified Defaults) under the Credit Agreement or any other Loan Document.
     Section 4. Conditions Precedent. The effectiveness of this Amendment is subject to receipt by the Administrative Agent of each of the following, each in form and substance satisfactory to the Administrative Agent:
     (a) This Amendment, duly executed and delivered by the Borrowers, the Required Lenders and the Administrative Agent;
     (b) A Reaffirmation of Obligations under Loan Documents (the “Reaffirmation”) duly executed by the Borrowers, the Administrative Agent, the Lenders and each other Loan Party, in the form of Exhibit A attached hereto; and
     (c) Evidence that all expenses payable to the Administrative Agent, in connection with this Amendment have been paid; and
     (d) Such other documents as the Administrative Agent on behalf of the Lenders may reasonably request.
     Section 5. Representations. Each Borrower represents and warrants to the Administrative Agent and the Lenders that:
     (a) Authorization. Each Borrower has the right and power, and has taken all necessary action to authorize it, to execute and deliver this Amendment and to perform its obligations hereunder and under the Credit Agreement, as amended by this Amendment, in accordance with their respective terms. This Amendment has been duly executed and delivered by a duly authorized officer of each Borrower and each of this Amendment and the Credit Agreement, as amended by this Amendment, is a legal, valid and binding obligation of such Borrower enforceable against such Borrower in accordance with its respective terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors rights generally and (ii) the availability of equitable remedies may be limited by equitable principles of general applicability.
     (b) Compliance with Laws, etc. The execution and delivery by each Borrower of this Amendment and the performance by each Borrower of this Amendment and the Credit Agreement, as amended by this Amendment, in accordance with their respective terms, do not and will not, by the passage of time, the giving of notice or otherwise: (i) require any government action or violate any applicable law relating to either Borrower; (ii) conflict with, result in a breach of or constitute a default under the organizational documents of either Borrower, or any indenture, agreement or other instrument to which either Borrower is a party or by which they or any of their properties may be bound; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by either Borrower.
     (c) No Default. Other than as waived pursuant to Section 3 above, no Default or Event of Default has occurred and is continuing as of the date hereof or will exist immediately after giving effect to this Amendment.
     Section 6. Reaffirmation of Representations by Borrowers. Each Borrower hereby repeats and reaffirms all representations and warranties made by such Borrower to the Administrative Agent and the Lenders in the Credit Agreement and the other Loan Documents on and as of the date hereof after giving effect to this Amendment and the waiver in Section 3 with the same force and effect as if such representations and warranties were set forth in this Amendment in full.
     Section 7. Release. In consideration of the amendment contained herein, the Borrowers hereby waive and release each of the Lenders, the Administrative Agent and the Issuing Bank from any and all claims and defenses, known or unknown, with respect to the Credit Agreement and the other Loan Documents and the transactions contemplated thereby
     Section 8. Expenses. The Borrowers jointly and severally agree to reimburse the Administrative Agent on demand for all reasonable out-of-pocket costs and expenses (including, without limitation, attorneys’ fees) incurred by it in negotiating, documenting and consummating this Amendment and the transactions contemplated hereby.
     Section 9. Effect; Ratification. Except as expressly herein amended, the terms and conditions of the Credit Agreement and the other Loan Documents remain unchanged and continue to be in full force and effect. The amendments contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein. The Credit Agreement is hereby ratified and confirmed in all respects. Each reference to the Credit Agreement in any of the Loan Documents (including the Credit Agreement) shall be deemed to be a reference to the Credit Agreement, as amended by this Amendment. It is the intention and understanding of the parties hereto that this Amendment shall act as an amendment to the Credit Agreement and shall not act s a novation of the indebtedness evidenced by the Credit Agreement.

     Section 10. Miscellaneous. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart and sending the same by telecopier, mail, messenger or courier to the Administrative Agent. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors and assigns.
     Section 11. Definitions. All capitalized terms not otherwise defined herein are used herein with the respective definitions given them in the Credit Agreement.
[Signature Pages Follow]

     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Credit Agreement and Security Agreement and Limited Waiver to be duly executed as of March 2, 2007.

BORROWERS CRAWFORD & COMPANY
By:	/s/ J. R. Caporaso
	Name:	Joseph R. Caporaso
	Title:	Senior Vice President and Treasurer

CRAWFORD & COMPANY INTERNATIONAL, INC.
By:	/s/ J. R. Caporaso
	Name:	Joseph R. Caporaso
	Title:	Vice President and Treasurer

[Signatures Continued on Following Pages]

[Signature page to First Amendment to Credit Agreement and Security Agreement
and Limited Waiver for Crawford & Company and Crawford & Company International, Inc.]

LENDERS SUNTRUST BANK, as Administrative Agent, Issuing Bank, as Swingline Lender and as a Lender
By:	/s/ Kelly Gunter
Name: Kelly Gunter
Title: Vice President

[Signatures Continued on Following Pages]

[Signature page to First Amendment to Credit Agreement and Security Agreement
and Limited Waiver for Crawford & Company and Crawford & Company International, Inc.]

[REQUIRED LENDER SIGNATURES ON FILE WITH REGISTRANT]
By:
Name:
Title:

EXHIBIT A
REAFFIRMATION OF OBLIGATIONS UNDER LOAN DOCUMENTS
     Reference is hereby made to that certain Credit Agreement dated as of October 31, 2006 among Crawford & Company, Crawford & Company International, Inc., the Lenders a party thereto and SunTrust Bank, as Administrative Agent, (the “Credit Agreement”; capitalized terms used herein and not defined herein have the meanings ascribed to such terms in the Credit Agreement).
     Each of the undersigned Loan Parties hereby (i) agrees that the amendments contained in the First Amendment to Credit Agreement and Security Agreement and Limited Waiver dated as of the date hereof shall not in any way affect the validity and/or enforceability of any Loan Document, or reduce, impair or discharge the obligations of such Person thereunder, (ii) reaffirms its continuing obligations owing to the Administrative Agent and the Lenders under each of the other Loan Document (including, without limitation, the Security Agreement, the Pledge Agreement, the Collateral Assignment Agreement and the Subsidiary Guaranty Agreement) to which such Person is a party, and (iii) confirms that the liens and security interests created by the Loan Documents continue to secure the Obligations.
     Each of the undersigned Loan Parties hereby represents and warrants to the Administrative Agent and the Lenders that: (a) the execution and delivery by the Loan Parties of this Reaffirmation is within the power (corporate or otherwise) and authority of the Loan Parties, has been duly authorized and approved by all requisite action on the part of the Loan Parties, and does not and will not contravene, breach or conflict with any provision of applicable law or any of the charter or other organic documents of the Loan Parties, or any indenture, agreement, instrument or undertaking binding on the Loan Parties; (b) this Reaffirmation has been duly executed by the Loan Parties; and (c) the Loan Documents remain in full force and effect and constitute the legal, valid and binding obligations of the Loan Parties, enforceable in accordance with their terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting generally the enforcement of creditor’s rights.
     This Reaffirmation shall be construed in accordance with and be governed by the law of the State of New York.

     IN WITNESS WHEREOF, each of the undersigned has duly executed and delivered this Reaffirmation of Obligations under Loan Documents as of March 2, 2007.

CRAWFORD & COMPANY
By:	/s/ J. R. Caporaso
	Name:	Joseph R. Caporaso
	Title:	Senior Vice President & Treasurer

CRAWFORD & COMPANY INTERNATIONAL, INC.
By:	/s/ J. R. Caporaso
	Name:	Joseph R. Caporaso
	Title:	Vice President & Treasurer

CRAWFORD LEASING SERVICES, INC.
THE PRISM NETWORK, INC.
CALESCO, INC.
CRAWFORD & COMPANY
    OF NEW YORK, INC.
CRAWFORD & COMPANY
    HEALTHCARE MANAGEMENT, INC.
RISK SCIENCES GROUP, INC.
QIRRA CUSTOM SOFTWARE, INC.
BROCKLEHURST MILLER, INC.
BROCKLEHURSTS, INC.
DENEFAR LTD.

By:	/s/ J. R. Caporaso
	Name:	Joseph R. Caporaso
	Title:	Treasurer

[Signature page to Crawford / Reaffirmation of Obligations
under Loan Documents dated as of March 2, 2007]

E-TRIAGE.COM, INC.
By:	R. Eric Powers, III
	Name:	R. Eric Powers, III
	Title:	Vice President & Secretary

CRAWFORD & COMPANY, L.P.
By:	CRAWFORD & COMPANY, as General Partner

By:	/s/ J. R. Caporaso
	Name:	Joseph R. Caporaso
	Title:	Senior Vice President & Treasurer

THE GARDEN CITY GROUP, INC.
By:	/s/ J. R. Caporaso
	Name:	Joseph R. Caporaso
	Title:	Treasurer

CRAWFORD & COMPANY OF CALIFORNIA
By:	/s/ J. B. VanFleet
	Name:	Jeffrey B. VanFleet
	Title:	President

[Signature page to Crawford / Reaffirmation of Obligations
under Loan Documents dated as of March 2, 2007]

CRAWFORD & COMPANY OF ILLINOIS
By:	/s/ David J. Stouffer
	Name:	David J. Stouffer
	Title:	Vice President

CRAWFORD & COMPANY OF FLORIDA
By:	/s/ Henry Taylor
	Name:	Henry Taylor
	Title:	President

CRAWFORD & COMPANY EMPLOYMENT SERVICES, INC.
By:	/s/ Matt C. Wilkinson
	Name:	Matt C. Wilkinson
	Title:	President

CRAWFORD HEALTHCARE MANAGEMENT OF NORFOLK AND BALTIMORE, INC.
By:	/s/ W. L. Beach
	Name:	William L. Beach
	Title:	Vice President & Secretary

[Signature page to Crawford / Reaffirmation of Obligations
under Loan Documents dated as of March 2, 2007]

CRAWFORD & COMPANY SUBROGATION AND RECOVERY, INC.
By:	/s/ W. L. Beach
	Name:	William L. Beach
	Title:	Vice President & Secretary

BROADSPIRE SERVICES, INC. BROADSPIRE MANAGEMENT SERVICES, INC. PILLAR SERVICES, INC.
By:	/s/ J. R. Caporaso
	Name:	Joseph R. Caporaso
	Title:	Treasurer

EXHIBIT H
FORM OF
COMPLIANCE CERTIFICATE
Crawford & Company
Crawford & Company International, Inc.
[Date]
SunTrust Bank,
as Administrative Agent
for the Lenders referred to below
303 Peachtree Street, N.E.
Atlanta, GA 30308
Attention: Agency Services
     References made to the Credit Agreement dated as of October 31, 2006 (as the same may be amended, restated, modified or supplemented from time to time, the “Credit Agreement”) by and among Crawford & Company, a Georgia corporation (“Crawford”), Crawford & Company International, Inc., a Georgia corporation (“International”; Crawford and International are each referred to herein individually as a “Borrower”, and collectively, the “Borrowers”), the several banks and other financial institutions from time to time party thereto (the “Lenders”), and SunTrust Bank, in its capacity as Issuing Bank, and in its capacity as Administrative Agent for the Lenders (the “Administrative Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed such term in the Credit Agreement.
     As of the date hereof, the undersigned hereby certifies as follows: (a) the information furnished in the materials attached hereto is true, correct and complete in all material respects; (b) there exists [no] Default or Event of Default;1 (c) the Borrowers [are] [are not] in compliance with Section 5.12, Section 5.13, Section 5.14, Section 5.15 of the Credit Agreement and Schedule 1 attached hereto sets forth in reasonable detail the information or certification used in determining such [compliance] [or non-compliance]; (d) the Borrowers [are][are not] in compliance with Article VI and Section 7.5 of the Credit Agreement and Schedule 2 and Schedule 3 attached hereto sets forth in reasonable detail the calculations, information or certification used in determining such [compliance] [or non-compliance]; and (e) there [has][has not] been a change in GAAP or the application thereof since the date of Crawford’s audited financial statements referred to in Section 4.4 of the Credit Agreement. 2

[1]	If a Default or an Event of Default exists, specify the details thereof and the action which the Borrowers have taken or propose to take with respect thereto.

[2]	If any change has occurred, (i) specify the effect of such change on the financial statements of the Borrowers and their Subsidiaries or (2) specify that such change does not affect or apply to the Borrowers and their Subsidiaries, including the presentation by such Persons of their financial statements.

     IN WITNESS THEREOF, the undersigned has executed this Compliance Certificate on behalf of the Borrowers as of the date first written above.

CRAWFORD & COMPANY
By:
Name:
Title:

CRAWFORD & COMPANY INTERNATIONAL, INC.
By:
Name:
Title: